UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2019

OmniComm Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25203	11-3349762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 W. Commercial Blvd., Suite 3500	33309
Ft. Lauderdale, FL	(Zip Code)
(Address of principal executive offices)

(954) 473-1254
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 18, 2019, Anju Software, Inc., a Delaware corporation (“Anju”), closed the previously announced acquisition by Anju of OmniComm Systems, Inc., a Delaware corporation (the “Company”). Pursuant to the terms of the Agreement and Plan of Merger, dated July 15, 2019 (the “Merger Agreement”), among Anju, the Company, and Thisbe Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Anju (“Merger Sub”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger and becoming a privately-held, wholly owned subsidiary of Anju (the “Surviving Corporation”).

As more fully described in the Merger Agreement, at the effective time of the Merger (the “Effective Time”): (i) each issued and outstanding share of Series D Preferred Stock of the Company, par value $0.001 per share (the “Series D Preferred Stock”), was cancelled and automatically converted into the right to receive cash in an amount equal to $0.001, without interest thereon, in accordance with the Company’s Certificate of Designation, Preferences and Rights of the Series D Preferred Stock and (ii) each issued and outstanding share of common stock of the Company, par value $0.001 per share (the “Common Stock”) (other than (A) shares owned or held in treasury by the Company, (B) shares owned by Anju or Merger Sub, or (C) shares held by stockholders who properly exercised and perfected their dissenters’ rights prescribed in Section 262 of the Delaware General Corporation Law for such shares) was cancelled and automatically converted into the right to receive $0.41032 in cash, without interest thereon (the “Common Per Share Price”).

Each option to purchase shares of Common Stock outstanding immediately prior to the Merger, regardless of whether then vested and exercisable, was cancelled and converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of shares of Common Stock subject to such option, multiplied by (B) the excess, if any, of the Common Per Share Price over the applicable per share exercise price under such option. Any options that were not “in the money” (i.e., options that had exercise prices per share that were greater than the Common Per Share Price) were cancelled without payment or consideration.

Each share of restricted stock outstanding immediately prior to the Merger, regardless of whether then vested, was cancelled and converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of shares of Common Stock subject to the restricted stock, multiplied by (B) the Common Per Share Price.

Other outstanding securities of the Company, including warrants, convertible notes, and convertible debentures, underwent applicable conversion or cancellation procedures, and holders received consideration for such securities as outlined more fully in the Merger Agreement, as applicable.

The foregoing description of the effects of the Merger and the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement. A copy of the Merger Agreement was attached as Exhibit 2.1 to our Current Report on Form 8-K filed with the U.S. Securities Exchange Commission on July 16, 2019 and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Items 2.01 and 5.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

As a result of the Merger, each issued and outstanding share of the Common Stock immediately prior to the Effective Time (other than shares owned or held in treasury by the Company, or owned by Anju or Merger Sub, all of which were cancelled without consideration , or shares held by stockholders who properly exercised and perfected their dissenters’ rights prescribed in Section 262 of the Delaware General Corporation Law for such shares, all of which were not converted into the right to receive the Common Per Share Price, but will instead receive payment of the appraised value of such shares in accordance with the provisions of Section 262 of the Delaware General Corporation Law), was cancelled and automatically converted into the right to receive the Common Per Share Price.

Item 5.01	Changes in Control of Registrant.

The information set forth in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, upon the closing of the Merger, the directors and officers of Merger Sub immediately prior to the Effective Time became the directors and officers of the Surviving Corporation immediately following the Effective Time.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the certificate of incorporation and by-laws of the Company were amended and restated pursuant to the terms of the Merger Agreement. Copies of the amended and restated certificate of incorporation and bylaws of the Surviving Corporation are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On September 18, 2019, the Company issued a press release announcing the closing of the Merger. The press release is filed as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated July 15 2019, by and among OmniComm Systems, Inc., Anju Software, Inc. and Thisbe Merger Sub, Inc.* (incorporated herein by reference to Exhibit 2.1 to the Form 8-K filed with the Securities and Exchange Commission on July 16, 2019).

3.1	Amended and Restated Certificate of Incorporation of the Surviving Corporation.
3.2	Amended and Restated By-laws of the Surviving Corporation.
99.1	Press Release, dated September 18, 2019

* Schedules and annexes have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or annex will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Thomas E. Vickers
Date: September 18, 2019	Name: Thomas E. Vickers
Title: Chief Accounting and Financial Officer